                                                                  Exhibit No. 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael R. McDonnell as the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and re-substitution, for and in the name, place and stead of the undersigned, in any and all capacities, to execute a Registration Statement on Form S-8 with respect to an issuance by EchoStar Communications Corporation, a Nevada corporation formed in April 1995 (the "Corporation") of up to 41,500 shares of the Corporation's Class A Common Stock, par value of $0.01 per share, pursuant to the Corporation's 2000 Launch Bonus Plan, and any and all amendments (including without limitation, post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, and hereby grants unto the attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully as to all intents and purposes as the undersigned might or could do in person, thereby ratifying and confirming all that the attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1933, this Power Attorney has been signed by the following persons in the capacities and on the date indicated.


                Signature                                               Title                Date
                ---------                                               -----                ----
 /S/ JAMES DEFRANCO                                                    Director          April 18, 2001
-----------------------------------------------------------
James DeFranco


 /S/ O. NOLAN DAINES                                                   Director          April 18, 2001
-----------------------------------------------------------
O. Nolan Daines


 /S/ RAYMOND L. FRIEDLOB                                               Director          April 18, 2001
-----------------------------------------------------------
Raymond L. Friedlob